UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 11, 2005

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street
Suite 550
Portland, Oregon 97205
(Address of principal executive offices)

(503) 226-3440
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On April 11, 2005, McCormick & Schmick’s Seafood Restaurants, Inc. issued a press release that contained financial data for the fourth quarter and full year 2004 and restated financial data for the fourth quarter and full year 2003 and that provided initial financial guidance for the first quarter and full year 2005.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release of McCormick & Schmick’s Seafood Restaurants, Inc. dated April 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc..

Date:	April 11, 2005	By:	/s/	EMANUEL N. HILARIO
			Name:	Emanuel N. Hilario
			Title:	Chief Financial Officer and
Vice President of Finance
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated April 11, 2005